SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12


                     Crazy Woman Creek Bancorp Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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

                               COMPANY LETTERHEAD








December 20, 2000



Dear Fellow Stockholder:

         We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Crazy Woman Creek Bancorp Incorporated (the "Company") to be held at the Company's main office, 106 Fort Street, Buffalo, Wyoming, on January 24, 2001 at 3:00 p.m.

         The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                                 Sincerely,


                                                 /s/Deane D. Bjerke
                                                 -------------------------------
                                                 Deane D. Bjerke
                                                 President

--------------------------------------------------------------------------------
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Meeting of Stockholders (the "Meeting") of Crazy Woman Creek Bancorp Incorporated (the "Company"), will be held at the Company's main office, 106 Fort Street, Buffalo, Wyoming on January 24, 2001, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of two directors of the Company;
          2. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ended September 30, 2001; and
          3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting,

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 1, 2000 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote at the Meeting in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Greg L. Goddard
                                              ----------------------------------
                                              Greg L. Goddard
                                              Secretary

Buffalo, Wyoming
December 20, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 24, 2001
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to holders of common stock, par value $0.10 per share ("Common Stock"), of Crazy Woman Creek Bancorp Incorporated (the "Company") which acquired all of the outstanding common stock of Buffalo Federal Savings Bank (the "Bank") issued in connection with the Bank's conversion from mutual to stock form in March 1996 (the "Conversion"). Proxies are being solicited by the board of directors of the Company (the "Board" or the "Board of Directors") to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 106 Fort Street, Buffalo, Wyoming, on January 24, 2001 at 3:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about December 20, 2000.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, and (ii) the ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending September 30, 2001. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" Proposal I and "FOR" Proposal II at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 1, 2000 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 799,608 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors as stated in Proposal I, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of auditors, by checking the appropriate box, stockholders may (i) vote "FOR" the ratification, (ii) vote "AGAINST" the ratification, or (iii) vote to "ABSTAIN" from voting on the ratification. Unless otherwise required by law, the ratification of auditors shall be determined by a majority of the total votes cast at the Meeting, in person or by proxy, without regard to either (a) broker non-votes, or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

         As to other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company, a majority of those votes cast by shareholders shall be sufficient to pass on any other matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date.

                                                                                 Percent of Shares of
                                                   Amount and Nature of               Common Stock
                                                   Beneficial Ownership               Outstanding
                                                   --------------------               -----------
Name and Address of Beneficial Owner
Buffalo Federal Savings Bank Employee                    60,544(1)                       7.57%
Stock Ownership Loan ("ESOP")
106 Fort Street, P.O. Box 1020
Buffalo Wyoming  82834

Kahn Brothers & Co., Inc.                                63,000(2)                       7.88%
555 Madison Avenue, 22nd Floor
New York, New York  10022

Friedlander & Co., Inc.                                  55,100(3)                       6.89%
322 East Michigan Street
Suite 402
Milwaukee, Wisconsin  53202

The Burton Partnership, Limited Partnership              65,000(4)                       8.13%
P.O. Box 4643
Jackson, Wyoming 83001

Gabelli Asset Management Inc.                            52,500(5)                       6.57%
One Corporate Center
Rye, NY  10580-1434

-------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of
     Directors has appointed a committee consisting of the non-employee directors of the Company to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 13,685 shares have been allocated under the ESOP to participant accounts.
(2)  Based on an amended Schedule 13G filed with the SEC on February 4, 2000.
(3)  Based on Schedule 13G filed with the SEC on February 5, 1999.
(4)  Based on Schedule 13D filed with the SEC on April 20, 1999.
(5)  Based on an amended Schedule 13D filed with the SEC on September 22, 2000.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock.

         Based upon a review of the copies of the beneficial ownership forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that, aside from the late filing of Forms 4 during the fiscal year by Director Bjerke and Senior Vice President Griffith, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2000 fiscal year. Senior Vice President Griffith had two reportable transactions and Forms 4 that were not timely filed and Director Bjerke had one reportable transaction and one Form 4 that was not timely filed. Such persons subsequently reported their transactions on a Form 5 filed with the Commission.

--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of six members.

         Greg L. Goddard and Douglas D. Osborn have been nominated by the Board of Directors to serve as directors. Messrs. Goddard and Osborn are currently members of the Board and have been nominated for three-year terms to expire in 2004. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office and the non-director executive officers of the Company, their name, age, the year they first became a director or officer of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. The table also sets forth, for all executive officers and directors as a group, the number of shares and the percentage of Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a director of the Bank.

                                                         Year First        Current             Common Stock
         Name of Individual or                           Elected or        Term to        Beneficially Owned (3)
      Number of Persons in Group           Age (1)      Appointed(2)       Expire            Shares          %
      --------------------------           -------      ------------       ------            ------      --------
Board Nominees for Term to Expire in 2004
Greg L. Goddard                              53             1989            2001           17,348(5)(6)     2.17%
Douglas D. Osborn                            66             1995            2001           17,348(5)(6)     2.17%


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NAMED
NOMINEES FOR DIRECTOR

Directors Continuing in Office
Richard Reimann                              65             1978            2002           17,348(5)(6)     2.17%
Sandra K. Todd                               54             1996            2002           16,203(5)(6)     2.03%
Deane D. Bjerke                              53             1996            2003              23,351(4)     2.92%
Thomas J. Berry                              52             1995            2003           16,648(5)(6)     2.08%

All directors and executive officers
as a group (9 persons)                                                                    123,712(7)       15.47%

---------------
(1)  As of September 30, 2000.
(2) Refers to the year the individual first became a director or officer of the Company or the Bank, whichever is earlier.
(3) Beneficial ownership as of the Voting Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Options that are exercisable within 60 days of the Voting Record Date are assumed to be outstanding in calculating beneficial ownership.
(4) Includes 3,601 shares allocated under the ESOP. Includes 1,014 shares of restricted stock awarded under the MSBP that have been awarded but are not vested. Includes options to purchase 12,696 shares of Common Stock that are exercisable within 60 days of the Voting Record Date. See "Compensation of Directors and Executive OfficersExecutive CompensationSummary Compensation Table."
(5) Excludes 60,544 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. As of the Voting Record Date, 13,685 shares have been allocated under the ESOP to participant accounts. - - (6) Includes 424 shares of restricted stock awarded under the MSBP that have been awarded but are not vested. Includes options to purchase 4,232 shares of Common Stock that are exercisable within 60 days of the Voting Record Date. See "Compensation of Directors and Executive OfficersDirector CompensationStock Benefits." - (7) Includes options to purchase 39,463 shares of Common Stock that are exercisable within 60 days of the Voting
     Record Date. See "Compensation of Directors and Executive OfficersBenefits1996 Stock Option Plan." Includes 7,495 shares allocated to executive officers under the ESOP.

         The business experience of each nominee for director, director, and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

         Deane D. Bjerke has been with the Bank since 1987 and since November 1995, he has served as the President and Chief Executive Officer of the Bank and the Company. In April 1996 he became a Director. Prior to November 1995, Mr. Bjerke served as the Bank's Executive Vice President. He is a member of the local Kiwanis Club, past Chairman of the Johnson County Library Board of Directors, a member of the Buffalo Housing Authority, and Joint Powers Board for the Regional Museum.

         Thomas J. Berry has been a Director of the Bank and the Company since 1995. He is a Veterinarian and major stockholder of Big Horn Veterinary Hospital, and has been in that position since 1976. He is a member of the local Hospital Board and Fire Department.

         Greg L. Goddard has been the Secretary and Director of the Bank since 1989 and of the Company since its incorporation in December 1995. He is a partner of the law firm Goddard, Perry & Vogel and has been with the firm for 20 years. Mr. Goddard was Johnson County Attorney for 23 years. The law firm of Goddard, Perry & Vogel has done limited legal work for the Bank.

         Douglas D. Osborn has been a Director of the Bank and the Company since 1995. He has been the co-owner of Big Horn Highlands Ranch for the past eight years. He has served as a member of the Johnson County Planning Commission, Chairman of the Johnson County Republican Party, Moderator of The Union Congregational Church and President of the American Highlands Cattle Association. In November 2000, Mr. Osborn was re-elected to a two-year term in the House of Representatives of the Wyoming State Legislature. He has held this office since January 1997.

         Richard Reimann has been a Director of the Bank since 1978 and of the Company since its incorporation in December 1995. He has been the owner of Reimann Oil Co., Inc. since 1960. He is a member of the Buffalo Rotary Club and Buffalo Chamber of Commerce and is past director of Big Horn Economic Development Corporation, a local economic development group.

         Sandra K. Todd has been a Director of the Bank and the Company since January 1996. She and her husband have been owners of The Sports Lure, Buffalo, Wyoming, a sporting goods store, since 1968. She serves on the advisory boards of Buffalo School District and the Johnson County Memorial Hospital and is a member of the Buffalo Main Street Commission and the Discover Buffalo Promotion Committee.

Executive Officers Who Are Not Directors:

     Arnold R. Griffith, Jr. has been with the Bank since 1979. He currently serves as the Senior Vice President and Senior Lending Officer. Prior to holding his current position, he served as president of the Bank from March, 1991 to November, 1995. In addition to these positions, he previously held the position of Executive Vice President. Mr. Griffith is a member of the Buffalo Rotary Club and is the Treasurer of the Episcopal Church. He is a past member of the Board of Directors of the Buffalo Children's Center and the Johnson County Red Cross.

         John B. Snyder has served as the Vice President and Chief Financial Officer of the Company and the Bank since June 1998. Prior to joining the Bank, Mr. Snyder was a staff accountant from July 1996 for Macy, Mason, Schwartzkopf & Killmer, LLC, Casper, Wyoming and a staff accountant for McGladrey & Pullen, LLP, Casper, Wyoming from December 1993 to June 1996. He is on the Board of Directors of the local Kiwanis Club, and a member of Knights of Columbus and is on the Board of Directors and Treasurer of the Buffalo Children's Center.

         Mark A. Gannon has served as the Executive Vice President of the Company and the Bank since April 2000. Prior to that he was a Branch President with Community First Bancshares in Lemmon, SD for twelve years. Previous positions include Regional Credit Administrator with Community First, Special Assets Manager for both First Bank System and Farm Credit Services. Mr. Gannon holds a Series 7 securities license and is a graduate of the Colorado Graduate School of Banking. He is a member of the Lions Club and Buffalo Chamber of Commerce Ambassadors Group "The Wild Bunch".

Nominations for Directors

         Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the board of directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

         Nominations, other than those made by or at the direction of the board of directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal office of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth such information as required by Article II, Section 15 of the Company's Bylaws.

         The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of Article II, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2000, the Board of Directors of the Company held 12 regular meetings and three special meetings and the Board of Directors of the Bank held 12 regular meetings and two special meetings. Other than Director Osborn, no director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended September 30, 2000.

         The Nominating Committee is comprised of at least three directors on a rotating basis. The Committee meets annually to nominate directors for the upcoming year. Their recommendations are presented to the regular board during the annual meeting.

         The Audit Committee is comprised of five members of the Board of Directors. The Board of Directors has determined that a majority of the members of the Audit Committee are independent in accordance with the requirements of the Nasdaq Stock Market. The Audit Committee reviews the Company's annual audited financial statements, discusses the audit report and findings with the Company's accountants, KPMG LLP, and consults with management prior to their filing or distribution. The Committee met one time during fiscal year 2000.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as Appendix A to this Proxy Statement.

Report of the Audit Committee

         For the fiscal year ended September 30, 2000, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, KPMG LLP, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from KPMG LLP disclosures regarding KPMG's independence as required by Independence Standards Board Standard No. 1 and discussed with KPMG their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000.

         Members of the Audit Committee:

         Richard  Reimann
         Douglas D. Osborn
         Thomas J. Berry
         Greg L. Goddard
         Sandra K. Todd

--------------------------------------------------------------------------------
                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Director Compensation

         Directors' Fees. The directors of the Company do not presently receive compensation for their services as a director of the Company. Such directors receive compensation for services as members of the Board of Directors of the Bank. For fiscal year 2000, the Chairman was paid a fee of $700 per month and each other director received a monthly fee of $600. No additional fees are paid for attendance at committee meetings. For the year ended September 30, 2000, total fees paid by the Bank to directors were $37,200.

     Stock Benefits. On October 2, 1996, the date of stockholder approval of the MSBP, each non-employee director of the Company received 2,116 shares of restricted stock under the MSBP. These shares become non-forfeitable at a rate of 20% annually on and after October 2, 1997. In addition, on October 2, 1996, the date of stockholder approval of the Option Plan, each non-employee director of the Company received stock options to purchase 5,290 shares of Common Stock at the then current fair market value ($11.75 per share). Such options are first exercisable at a rate of 20% annually on and after October 2, 1997. See " Benefits 1996 Stock Option Plan" and "Management Stock Bonus Plan."

Executive Compensation

         Generally. The Company has no employees and instead relies upon employees of the Bank for the limited services required by the Company. All compensation paid to directors, officers, and employees is paid by the Bank. The Company and the Bank have entered into an agreement whereby the Bank is reimbursed by the Company for the use of Bank employees.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Bank. No executive officer of the Bank had a salary and bonus during the fiscal year ended September 30, 2000 that exceeded $100,000 for services rendered in all capacities to the Bank.

                                                                               Long-Term Compensation Awards
                                                                               -----------------------------
                                                 Annual Compensation
                                          ----------------------------------
                                                                             Restricted      Shares
                                Fiscal                        All Other        Stock       Underlying     Other Annual
Name and Principal Position      Year     Salary     Bonus   Compensation(1)   Awards ($)   Options (#)   Compensation
---------------------------      ----     ------     -----   ---------------   ----------   -----------   ------------
Deane D. Bjerke, President       2000     $60,000   $1,000       $ 6,321           --            --         $10,400(2)
                                 1999     $55,600   $1,000       $ 5,481           --            --         $12,844(2)
                                 1998     $53,000   $   --       $ 4,924           --            --         $13,758(2)

------------------
(1) Consists of health and life insurance premiums paid on behalf of the executive.
(2) Represents the fair market value (as expensed by the Company) of shares of Common Stock allocated to Mr. Bjerke under the ESOP in calendar 1997, 1998 and 1999, respectively.

         Severance Agreement. The Bank entered into severance agreements with Deane D. Bjerke, President and three other officers of the Bank ("the Officers"). The severance agreements are for terms of three years ending in 2003 and may be extended by the Board of Directors for an additional period of one year annually thereafter. The agreement may be terminated by the Bank for "just cause" as defined in the agreement. The agreement contains a provision stating that in the event of termination of employment in connection with any change in control of the Bank, these individuals will be paid in a lump sum an amount equal to 2.99 times their five year average compensation or the annualized average salary since employment with the company. In the event of a change in control of the Bank at September 30, 2000, Mr. Bjerke and the Officers would have been entitled to an aggregate lump sum payment of approximately $187,000 and $462,000 respectively. The aggregate payments under such provisions would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The agreements will be reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of satisfactory performance within the Board's sole discretion.

Benefits

         1996 Stock Option Plan. The Company's Board of Directors adopted the Crazy Woman Creek Bancorp Incorporated 1996 Stock Option Plan (the "Option Plan"), which was approved by stockholders of the Company at a special meeting of stockholders held on October 2, 1996. Pursuant to the Option Plan, 105,800 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. The awards vest 20% per year beginning on the first anniversary of stockholder approval of the Option Plan and 20% of the initial grant each anniversary thereafter.

                                   OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                 Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
                 --------------------------------------------------------------------------------
                                                              Number of Securities
                                                             Underlying Unexercised        Value of Unexercised
                                                                  Options/SARs           In-The-Money Options/SARs
                                                                at FY-End (#)(1)            at FY-End ($)(1)(2)
                                                            -----------------------      -------------------------
                      Shares Acquired     Value
Name                  on Exercise (#)   Realized($)         Exercisable/Unexercisable    Exercisable/Unexercisable
----                  ---------------   -----------         -------------------------    -------------------------

Deane D. Bjerke              --             --                  12,696/ 3,174                 $    --/$    --

-------------------
(1)  No Stock  Appreciation  Rights  (SARs) have been  awarded  under the Option
     Plan.
(2) There is no value of the options based upon an exercise price of $11.75 per share and closing price of $11.25 as of September 30, 2000.

         Management Stock Bonus Plan. The Board of Directors of the Company adopted the Management Stock Bonus Plan ("MSBP"), as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. The Bank contributed sufficient funds to the MSBP Trusts to enable the MSBP Trusts to purchase 42,320 shares of Common Stock (4% of the amount of Common Stock sold in the Conversion). Awards under the MSBPs were made in recognition of prior and expected future services to the Bank of its directors and executive officers responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. The awards vest 20% per year beginning on the first anniversary of stockholder approval of the MSBP and 20% of the initial grant each anniversary thereafter.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Bank during the fiscal year ended September 30, 2000 consisted of Directors Reimann, Berry, Goddard, Osborn and Todd, all non-employee members of the Board of Directors of the Company.

Certain Relationships and Related Transactions

         Except for loans made by the Bank in the ordinary course of business, no directors, executive officers or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $100,000 during the fiscal year ended September 30, 2000. Furthermore, the Bank had no "interlocking" relationships existing on or after October 1, 2000 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Such loans
(a) have been made in the ordinary course of business, (b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to the Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. Loans to officers and directors of the Bank and their affiliates, amounted to approximately $383,000 or 2.93% of the Bank's total stockholders' equity at September 30, 2000.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         KPMG LLP was the Company's independent public accountant for the 2000 fiscal year. The Board of Directors has renewed the Company's arrangement with KPMG LLP to be its auditors for the 2001 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         In  the  event  the   appointment  of  KPMG  LLP  is  not  ratified  by
stockholders, the Board of Directors will consider the results of the vote and determine the next course of action.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE 2001 FISCAL YEAR.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The audited financial statements of the Company for its fiscal year ended September 30, 2000, prepared in conformity with accounting principles generally accepted in the United States of America, are included in the Company's Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Annual Report to Stockholders may be obtained by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

       Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB (without exhibits) filed with the SEC under the 1934 Act for the year ended September 30, 2000. Upon written request and a payment of a copying charge of $0.10 per page, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to Greg L. Goddard, Secretary, Crazy Woman Creek Bancorp Incorporated, 106 Fort Street, P.O. Box 1020, Buffalo, Wyoming 82834-1020.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement; however, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending September 30, 2001, any stockholder proposal to take action at such meeting must be received at the Company's main office at 106 Fort Street, P.O. Box 1020, Buffalo, Wyoming 82834-1020 by August 23, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act and the Company's Bylaws.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2001, will only be considered at the annual meeting to be held in 2002 if the stockholder submits notice of the proposal to the Company at the above address by November 26, 2001. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2002 annual meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/Greg L. Goddard
                                           -------------------------------------
                                           GREG L. GODDARD
                                           SECRETARY

Buffalo, Wyoming
December 20, 2000

                                   APPENDIX A

                     Crazy Woman Creek Bancorp Incorporated
                             Audit Committee Charter
                               As of May 16, 2000

I.       Audit Committee Purpose

         The audit committee is appointed by the board of directors to assist the Board in fulfilling its oversight responsibilities. The audit committee has three primary duties and responsibilities:

          o    Monitor  the  integrity  of  the  Company's  financial  reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
          o    Monitor  the   independence  and  performance  of  the  Company's
               independent   auditors.
          o Facilitate communication among the independent auditors, management, and the board of directors.

         The audit committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and it has direct access to the independent auditors, as well as to anyone in the Company. The audit committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

         Audit committee members shall meet the requirements of The Nasdaq Stock Market, Inc. The Company files reports under Regulation S-B of the U.
         S. Securities and Exchange Commission. The audit committee shall be comprised of at least three members as determined by the Board. Effective no later than June 14, 2001, a majority of the members shall be independent non-executive directors, free from any relationship that would interfere with the exercise of their independent judgment.

         Audit   committee   members   will  be   appointed   by  the  Board  on
         recommendation of the nominating committee. If an audit committee chairperson is not designated or present, the members of the committee may designate a chairperson by majority vote of the committee membership.

         The committee shall meet at least four times annually, or more frequently as circumstances dictate. The audit committee will prepare and/or approve an agenda in advance of each meeting. The committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the committee or each of these groups believe should be discussed. In addition, the committee, or at least its chair, should communicate with management and the independent auditor's quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.     Audit Committee Responsibilities and Duties

         Review Procedures
         -----------------

         1. Review and reassess the adequacy of this charter at least annually. Submit this charter to the board of directors for approval and have the document published at least every three years in accordance with SEC regulation.

         2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with management, and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors, together with management's responses.

         4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The chairperson of the committee may represent the entire audit committee for purposes of this review.

         Independent Auditors
         --------------------

         5. The independent auditors are ultimately accountable to the audit committee and the board of directors. The audit committee shall review the independence and performance of the auditors and annually recommend to the board of directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis the committee must receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company. The committee should review and discuss with the independent auditors all significant relationships that they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         10.      Consider  the   independent   auditors'  judgments  about  the
                  quality  and  appropriateness  of  the  Company's   accounting
                  principles as applied in its financial reporting.

         Legal Compliance
         ----------------

         11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from governmental agencies.

         Other Audit Committee Responsibilities
         --------------------------------------

         12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         13. Perform any other activities consistent with this charter, the Company's by-laws, and governing law, as the audit committee or the Board deems necessary or appropriate.

         14.      Maintain  minutes  of  meetings  and  periodically  report  to
                  the  board  of  directors  on  significant  results   of   the
                  foregoing activities.

--------------------------------------------------------------------------------
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------
                                JANUARY 24, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Crazy Woman Creek Bancorp Incorporated (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's main office located at 106 Fort Street, Buffalo, Wyoming, on January 24, 2001 at 3:00 p.m. and at any and all adjournments thereof, in the following manner:
                                                      FOR   WITHHELD
                                                      ---   --------

1. The election as director of all nominees listed below for three year terms to expire in 2004:

         Greg L Goddard                               [_]     [_]
         Douglas D. Osborn

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

----------------------------

                                                      FOR   AGAINST  ABSTAIN
                                                      ---   -------  -------

2.       The ratification of the appointment of
         KPMG LLP as independent auditors
         of Crazy Woman Creek Bancorp
         Incorporated for the fiscal year ending
         September 30, 2001.                          [_]      [_]     [_]

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the signatory(ies) be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The signatory(ies) acknowledge(s) receipt from the Company prior to the execution of this proxy of Notice of the Meeting and a Proxy Statement dated December 20, 2000 and Annual Report to Stockholders.

                                             Please check here if you
Dated: _____________________           [_]   plan to attend the Meeting.


----------------------------------          ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


----------------------------------          ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------